UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2017

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02             Unregistered Sales of Equity Securities.

On February 10, 2017 and March 10, 2017, BioSig Technologies, Inc. (the “Company”) consummated a fifth and sixth closing, respectively under the Unit Purchase Agreement, dated October 28, 2016, by and among the Company and certain accredited investors (the “Purchase Agreement”), pursuant to which the Company issued to certain additional accredited investors (the “February/March Investors”) an aggregate of 995,571 units (the “Units”), in exchange for aggregate consideration of $1,493,353. Each Unit consists of one share (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one half of one share of Common Stock, exercisable at a price of $1.50 per share (the “Investor Warrants”), at a per Unit price of $1.50.  In addition, in connection with the fifth and sixth closings, each February/March Investor became party to that certain Registration Rights Agreement, dated as of October 28, 2016 (the “Registration Rights Agreement”).

As previously reported in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 3, 2016 and December 22, 2016 the Company: (i) consummated the first closing under the Purchase Agreement on October 28, 2016, pursuant to which the Company issued to the initial investors (the “Initial Investors”) an aggregate of 346,567 Units in exchange for aggregate consideration of $519,850; (ii) consummated the second closing on November 23, 2016 pursuant to which the Company issued to certain additional investors (the “November Investors”) 100,002 Units in exchange for approximately $150,000; (iii) consummated the third and fourth closings on December 16, 2016 and December 22, 2016, respectively, pursuant to which the Company issued to certain additional accredited investors (the “December Investors” and collectively with the February/March Investors, the Initial Investors and the November Investors, the “Investors”) an aggregate of 1,143,334 Units, in exchange for aggregate consideration of approximately $1,715,000. The Common Stock issuances on March 10, 2017, resulted in an increase in the number of shares of Common Stock outstanding by more than 5% since the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016.

The shares of Common Stock and Investor Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: March 16, 2017                                    By:  /s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman